UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Union Boulevard, Suite 415 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Termination of a Material Definitive Agreement.

On April 17, 2025, GT Cultivation LLC (“GT Cultivation”) and Green Tree Colorado, LLC (“GTC”), each a subsidiary of TREES Corp. (the “Company”), entered into a settlement agreement (“Settlement Agreement”) with Six Mile BP, LLC (“Six Mile”), pursuant to which the parties agreed to (i) terminate that certain lease dated May 1, 2023, as amended and assigned, by and between Six Mile, as landlord, and GT Cultivation, as tenant, for the premises located at 6859 North Foothills Highway, Building E, Unit E100, Boulder, CO 80302 (the “Lease”); and (ii) settle all claims among Six Mile, GT Cultivation and GTC relating to the Lease.

The terms of the Settlement Agreement provide that GT Cultivation and GTC will make cash payments to Six Mile in the aggregate amount of $171,760, in accordance with the following schedule:

Date of Payment	Amount
Effective Date	$50,000

On the first day of each month commencing May 2025 for a period of eleven (11) months	$10,000 per month for a total of $110,000

Security deposit of $11,760	Six Mile retains

In exchange for such payments, the Company, GT Cultivation and GTC as well as all affiliates thereof shall be released from any and all further liabilities to Six Mile under the Lease or otherwise. Furthermore, Six Mile has agreed to dismiss the action for forcible eviction and detainer and damages that it filed in the Boulder County District Court in connection with the Lease.

GT Cultivation shall surrender the premises on or before June 1, 2025; and, upon such surrender, the Lease shall be terminated and any obligations thereunder shall be null and void.

The foregoing description of the above agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is annexed hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement dated April 17, 2025 by and among GT Cultivation LLC, Green Tree Colorado, LLC, and Six Mile BP, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2025

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer

2